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SCHEDULE 14A

Information Required in Proxy Statement

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

  [  ]

Preliminary Proxy Statement

  [  ]

Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

  [X]

Definitive Proxy Statement

  [  ]

Definitive Additional Materials

  [  ]

Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12

MINES MANAGEMENT, INC.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

  [  ]

$125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.

  [  ]

$500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

  [X]

Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)

Title of each class of securities to which transaction applies: None

2)

Aggregate number of securities to which transaction applies: None

3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11  (Set forth the amount on which the filing fee is calculated and state how it was determined):

       -$0- no fee is payable pursuant to Rule 0-11(c) (ii)

4)

Proposed maximum aggregate value of transaction: n/a

5)

Total fee paid: $-0-

  [  ]

Fee paid previously with preliminary materials.

  [  ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form of Schedule and the date of its filing.

1)

Amount Previously Paid: n/a

2)

Form, Schedule or Registration Statement No.: n/a

3)

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1)

Date Filed: n/a

SEC 1913 (8-03)

Potential persons who are to respond to the collection of information contained in this form are not required to respond unless the  form displays a currently valid OMB control number.

MINES MANAGEMENT, INC.

905 West Riverside Avenue, Suite 311

Spokane, Washington 99203

Notice of 2003 Annual Meeting of Shareholders

To be Held on October 6, 2003

Dear Shareholder,

You are cordially invited to attend the 2003 Annual Meeting of Shareholders of Mines Management, Inc., (the "Company"), which will be held at 1:30 p.m. local Spokane time, on October 6, 2003, at the Double Tree Hotel, 322 N. Spokane Falls Court, Spokane, Washington 99201, to consider and act upon the following matters:

1.

To elect five (5) members to the Board of Directors to serve for a one year term or until their respective successors are elected and qualified

2.

To consider and vote upon an amendment to the Company’s Articles of Incorporation to eliminate the provision of the Articles of Incorporation that fixes the number of directors. The number of directors will thereafter be set forth in the Company’s Bylaws as permitted by Idaho Statute.

3.

To approve the Company’s Stock Option Plan; and

4.

To transact such other business as may properly come before the meeting or any adjournment thereof.

The close of business on August 27, 2003 has been fixed as the record date for the determination of the Shareholders entitled to notice of, and to vote at, the Annual Meeting and at any postponements or adjournments thereof. Only Shareholders of record on the books of the Company at the close of business on August 27, 2003 shall be entitled to notice of, and to vote at, the meeting or any adjournment thereof.

It is important that your shares be represented at the meeting whether or not you are personally able to attend.  You are therefore urged to complete, date and sign the accompanying Proxy and mail it in the enclosed postage-paid envelope as promptly as possible. Your Proxy is revocable, either in writing or by voting in person at the Annual Meeting, at any time prior to its exercise. Thank you for your prompt response.

We look forward to seeing you at the shareholders' meeting.

Sincerely,

Glenn M. Dobbs, President

MINES MANAGEMENT, INC.

950 W. Riverside, Suite 311

Spokane, WA 99201

_________________________

PROXY STATEMENT

Relating to

Annual Meeting of Shareholders

to be held on October 6, 2003

_________________________

INTRODUCTION

This Proxy Statement is being furnished by the Board of Directors of Mines Management, Inc. (the "Company") to holders of shares of the Company's no par value Common Stock (the "Common Stock") in connection with the solicitation by the Board of Directors of Proxies to be voted at the Annual Meeting of Shareholders of the Company to be held on October 6, 2003, and any adjournment or adjournments thereof (the "Annual Meeting") for the purposes set forth in the accompanying Notice of Annual Meeting. This Proxy Statement is first being mailed to Shareholders on or about August 29, 2003.

Management is the record and beneficial owner of 1,419,816 shares (approximately 18.6%) of the Company’s outstanding Common Stock.  It is management's intention to vote all of its shares in favor of each matter to be considered by the Shareholders.

PURPOSES OF ANNUAL MEETING

Amendment to Articles of Incorporation

At the Annual Meeting, Shareholders will be asked to consider and to take action on an amendment to the Articles of Incorporation with regard determining the size of the Board of Directors. The amendment will eliminate the provision of the Articles of Incorporation that fixes the number of directors. The number of directors will thereafter be set forth in the Company’s Bylaws as permitted by Idaho Statute.

Election of Directors

At the Annual Meeting, Shareholders will be asked to consider and to take action on the election of five (5) members to the Board of Directors to serve for one-year terms or until their respective successors are elected and qualified (see "Election of Directors").

Approval of Stock Option Plan

At the Annual Meeting, Shareholders will be asked to consider and vote upon the approval of the Company’s Stock Option Plan.

Other Business

To transact such other business as may properly come before the Annual Meeting or any postponements or adjournments thereof.

As your vote is important, it is requested that you complete and sign the enclosed Proxy and mail it promptly in the return envelope provided.  Shares cannot be voted at the meeting unless the owner is present to vote or is represented by Proxy.

VOTING AT ANNUAL MEETING

1.

Record Date.  The Board of Directors of the Company has fixed the close of business on August 27, 2003, as the record date for the purpose of determining Shareholders of the Company entitled to notice of and to vote at the Annual Meeting.  At the close of business on that date, the Company had 7,516,448 issued and outstanding shares of Common Stock. A majority of such shares will constitute a quorum for the transaction of business at the Annual Meeting.  Proxies which are submitted but are not voted for or against (because of abstention, broker nonvotes or otherwise) will be treated as present for all matters considered at the meeting.

2.

Solicitation of Proxies.  The accompanying Proxy is solicited on behalf of the Board of Directors of the Company, and the cost of solicitation will be borne by the Company.  Following the original mailing of the Proxies and soliciting materials, directors, officers and employees of the Company may, but do not presently intend, to solicit Proxies by mail, telephone, telegraph, or personal interviews. The Company may request brokers, custodians, nominees, and other record holders to forward copies of the Proxies and soliciting materials to persons for whom they hold shares of the Company and to request authority for the exercise of Proxies.  In such cases, the Company will reimburse such holders for their reasonable expenses.  The Company intends to utilize the services Computershare Trust Company Inc., to assist in proxy solicitation.

3.

Revocation of Proxy.  Any Proxy delivered in the accompanying form may be revoked by the person executing the Proxy by written notice to that effect received by the Secretary of the Company at any time before the authority thereby granted is exercised, by execution of a Proxy bearing a later date presented at the meeting, or by attendance of such person at the Annual Meeting.

4.

How Proxies will be Voted.  Proxies received by the Board of Directors in the accompanying form will be voted at the Annual Meeting as specified therein by the person giving the Proxy.  If no specification is made with respect to the matters to be voted upon at the meeting, the shares represented by such Proxy will be voted FOR the amendment to the Company’s Articles of Incorporation; FOR the nominees to the Board of Directors in the election of Directors; and FOR approval of the Company’s Stock Option Plan.

All shares represented by valid Proxy will be voted at the discretion of the proxy holders on any other matters that may properly come before the meeting.  However, the Board of Directors does not know of any matters to be considered at the meeting other than those specified in the Notice of Meeting.

5.

Voting Power.  Shareholders of the Common Stock of the Company are entitled to one vote for each share held. There is no cumulative voting for directors.

6.

Principal Shareholders. The following table sets forth information regarding the number and percentage of shares of Common Stock of the Company held by any person known to the Company to be the beneficial owner of more than five percent and each director, each of the named executive officers and directors and officers as a group.

Security Ownership of Certain Beneficial Owners

The following table sets forth information as of July 31, 2003 regarding any person known to the Company to be the beneficial owner of more than five percent of any class of the Company’s voting securities.

Title of Class	Name of Beneficial owner	Amount and nature of Beneficial Ownership	Percent of Class (1)
Common	William R. Green	790,735(2)	10.5%
Common	Terry R. Tyson	525,600(3)	7.0%

(1)

Based on 7,516,448 shares outstanding

(2)

Includes 228,235 shares owned jointly by William R. Green and his wife

(3)

The shares are owned jointly by Terry R. Tyson and Marguerite S. Tyson

[The balance of this page intentionally left blank]

Security Ownership of Management

The following table sets forth certain information as of July 31, 2003 regarding the number and percentage of shares of Common Stock of the Company or any of its parents or subsidiaries beneficially owned (as such term is defined in Rule 13d-3 under the Exchange Act) by each director, each of the named executive officers and directors and officers as a group:

Title of Class	Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class(1)
Common	Glenn M. Dobbs	241,500 (2)(3)	3.2%
Common	William R. Green	790,735 (4)	10.5%
Common	Roy G. Franklin	223,581 (5)	2.9%
Common	Robert R. Russell	90,000 (6)	1.1%
Common	Jerry Pogue	74,000 (7)	.9%
Common	Total of all officers and directors (5 individuals)	1,419,816	18.6%

(1)

Based on 7,516,448 shares outstanding

(2)

Includes 141,500 shares owned by Intergold Limited deemed to be beneficially owned by Mr. Dobbs

(3)

In addition, Mr. Dobbs has options to acquire an additional 600,000 shares

(4)

Includes 228,235 shares owned jointly by Mr. Green and his wife

(5)

In addition, Mr. Franklin has options to acquire an additional 25,000 shares

(6)

In addition, Mr. Russell has options to acquire an additional 160,000shares

(7)

In addition, Mr. Pogue has options to acquire an additional 100,000  shares

7.

Required Approvals.  By unanimous consent the Board of Directors of the Company unanimously adopted resolutions (1) to amend the Company’s Articles of Incorporatrion to eliminate the provision fixing the number of directors; (2) to elect Glenn M. Dobbs, William R. Green, Roy G. Franklin, Robert L. Russell and Jerry Pogue to the Board of Directors of the Company to serve for a one-year term or until his respective successor is elected and has qualified; (3) to consider and vote upon the approval of the Company’s Stock Option Plan; and (4) that the Directors recommend that the Company’s Shareholders vote to approve each of the above matters to be submitted to the Shareholders for consideration at the Annual Meeting of Shareholders.

The proposal to Amend the Company’s Articles of Incorporation will require the affirmative vote of the holders of at least a majority of the shares entitled to vote thereon. Abstentions and broker nonvotes will have the effect of a vote against the proposal with respect changing the Company’s state of domicile.

Directors are elected by a plurality of the votes cast by the holders of the Common Stock meeting at which a quorum is present.  "Plurality" means that the individuals who receive the largest number of votes cast are elected as Directors up to the maximum number of Directors to be chosen at the meeting. Consequently, any shares not voted (whether by abstentions, broker nonvotes or otherwise) have no impact in the election of Directors, except to the extent the failure to vote for an individual results in another individual receiving a larger number of votes. The election of Directors will be accomplished by determining the five nominees receiving the highest total votes.

The approval of the Company’s Stock Option Plan requires the favorable vote of the holders of a majority of the shares of Common Stock present at the meeting, provided a quorum is present; abstentions would have the effect of negative votes for this matter; broker nonvotes are not counted for purposes of determining the number of shares present, and thus would have no effect on this matter.

8.

Dissenters’ Rights. There are no dissenters’ rights applicable to any matters to be considered at the Annual Meeting.

RECENT MARKET PRICES

Our common stock currently trades on the OTC Bulletin Board under the symbol "MNMM". The following table sets forth the range of high and low bid prices as reported by the Over the Counter Bulletin Board ("OTCBB") for the periods indicated These quotations represent inter-dealer prices, without retail mark-up, markdown or commission, and may not represent actual transactions.

Fiscal Year

High Closing

Low Closing

2001:

First Quarter

.18

.09

Second Quarter

.14

.08

Third Quarter

.12

.05

Fourth Quarter

.05

.05

2002:

First Quarter

.13

.05

Second Quarter

.22

.05

Third Quarter

.83

.15

Fourth Quarter

1.25

.73

2003

First Quarter

2.45

1.83

Second Quarter

1.80

1.20

As of August 27, 2003, there were 7,516,448 shares of our Common Stock issued and outstanding and held  by approximately 1070 holders of record.

THE FOLLOWING PROPOSALS ARE SUBMITTED TO THE SHAREHOLDERS FOR CONSIDERATION AT THE ANNUAL MEETING OF SHAREHOLDERS:

1.

AMENDMENT TO ARTICLES OF INCORPORATION

The Articles of Incorporation currently provides that the number of directors shall consist of four (4) directors and that the number of directors constituting the Board of Directors of the corporation may be increased or decreased from time to time in the manner specified in the Bylaws of this corporation. The Articles further provide that the number shall not be less than two (2) or more than eleven (11).   In 1999 the Directors increased the size of the Board to five (5) members in accordance with the provisions of the Bylaws. The Bylaws currently provide that the size of the Board shall range from no less than three (3) to no more than seven (7) members. The purpose of the amendment to the Articles if Incorporation is to eliminate the current discrepancy in the permitted size of the Board and to eliminate redundant provisions. Amended Article IV of the Articles of Incorporation shall read: The number of directors constituting the Board of Directors of this corporation may be increased or decreased from time to time in the manner specified in the Bylaws of this corporation.

Board Recommendation

The proposal to amend the Company’s Articles of Incorporation will require the affirmative vote of the holders of at least a majority of the shares entitled to vote thereon. The Board of Directors recommends a vote FOR amendment to the Articles of Incorporation.  The size of the Board of Directors will thereafter be determined by Company’s Bylaws as permitted by Idaho Statute. A copy of the form of Articles of Amendment is attached as Exhibit I.

2.

ELECTION OF DIRECTORS

At the meeting, five (5) Directors are to be elected who shall hold office until the next Annual Meeting of Shareholders and until their respective successors shall have been elected and qualified.

The Proxies appointed in the accompanying Proxy intend to vote, unless directed to the contrary therein, in their discretion, for the election to the Board of Directors of the five persons named below, all of whom management believes are willing to serve the Company in such capacity.  However, if any nominee at the time of election is unable or unwilling to serve, or is otherwise unavailable for election, such that substitute nominees are designated, the Proxies in their discretion intend to vote for all or a lesser number of such other nominees.

The nominees for Directors, together with certain information with respect to them, are as follows:

Common Shares Owned

Year First Became

 Beneficially, Directly or

Name

Age

    A Director

Indirectly, as of June 20, 2003

Glenn M. Dobbs (2)

60

New

241,000

William R. Green  (1)

64

1965

532,500

Roy G. Franklin

66

1988

233,581

Robert L. Russell

69

1999

  90,000

Jerry Pogue

61

1999

  90,000

Glenn Dobbs has broad experience in international finance, investment banking, natural resource financing and as a business development consultant.  Mr. Dobbs was the founder of the Alpha Commodities Fund in 1976, founder and Board Chairman of First American Bank in 1978, Dallas regional manager for Monex International, founder of the InterGold (Hedge) Fund in 1996, and a former member of the Washington State House of Representatives.  Mr. Dobbs has written and lectured extensively on precious metals sector investing, resource development and financing.

William R. Green is a mining engineer and geologist, and was a professor of mining engineering at the University of Idaho from 1965 to 1983.  He has been actively involved in the mining business since 1965 and is a former officer and director of Yamana Resources and currently an officer and director of Canadian public companies: Centram Exploration Ltd., Triband Enterprise Corp. and Petromin Resources Ltd., and US company Metaline Mining and Leasing Co.

Robert L. Russell, a Professional Engineer, has been a director of the Company since March, 1999. Since September 1998 Mr. Russell has provided mining management consulting services through his consulting company, R.L. Russell Associates. Mr. Russell has held positions with Exxon Minerals and Freeport McMoRan Copper and Gold, where he served as Vice President of Mining.  Mr. Russell acted as General Manager of Freeport’s Indonesian operations, which have become the largest gold mine in the world.  From 1995 to 1998 Mr. Russell was employed by Zambia Consolidated Copper Mines, most recently as General Manager of the Nchanga Division. In that position Mr. Russell was responsible for all functions of two operating mines and several metallurgical facilities. Under Mr. Russell, the Nchanga Division had 8700 employees and produced 150,000 tons of copper and 3500 tons (about 12% of the world’s supply) of cobalt per year.

Jerry G. Pogue is a businessman with an extensive background in the management and financing of junior resource companies.  He has managed a large sales organization, has worked as a highly successful stockbroker and investment analyst, and has financed and managed a number of companies in the resource and technology sectors.  He frequently lectures at international mining investment conferences.

Roy G. Franklin is a certified public accountant with 30 years experience in small company administration and finance.  He was formerly a director of Heidelberg Silver Mining Company and is a principal in the accounting firm of Oswalt, Teel, and Franklin, P.S.

During the year ended December 31, 2002 there were four(4) meetings either in person or by unanimous consent of the Board of Directors. Each Director was in attendance at every meeting.

None of the Directors is also a director of any company with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to Section 15(d) of the Act, or of any company registered under the Investment Company Act of 1940 except William R. Green, as noted above.

No Director, or person nominated to become a Director or Executive Officer, has been involved in any legal action involving the Company during the past five years.

Compensation of Directors and Officers

A summary of cash and other compensation for the Company’s President and Chief Executive Officer for the four most recent years is as follows:

Summary Compensation Table

        Long-Term Compensation

                      Annual Compensation

          Awards

     Payouts

(a)

(b)

(c)

(d)

(e)

(f)

(g)

(h)

(i)

Name

Other

Restricted

Securities

and

Annual

Stock

Underlying

LTIP

All Other

Principal

Year

Salary

Bonus

Comp.

Awards(1)

Options/

Payouts

Comp.

Position

 ($)

 ($)

 ($)

($)

SARs(#)

($)

($)

_____________________________________________________________________________________________

William R. Green

2000

$  1,300    $    0

$    0

$         0

          -0-

$    0

$      0

President and

2001

$  9,500     $    0

$    0

$         0

          -0-

$    0

$      0

Director

2002

$13,649     $    0

$    0

$30,000

100,000

$    0

$      0

The Company’s current President, Glenn M. Dobbs, receives an annual salary of $72,000.

Option/SAR Grants In Last Fiscal Year

Individual Grants

(a) Name	(b) Number of Securities Underlying Options/SARs Granted (#)	(c) % of Total Options/SARs Granted to Employees in Fiscal Year	(d) Exercise or Base Price ($/Sh)	(e) Expiration Date
William R. Green	100,000	100%	$0.44	9/28/07

Director Compensation for Last Fiscal Year

During the fiscal year ended December 31, 2002 each of the Company’s five directors (including its former President, in his capacity as a director) was granted an annual directors’ fee of 25,000 shares of restricted Common Stock. In addition, annual directors’ fees of 25,000 shares of restricted Common Stock were retroactively awarded for the fiscal years ended December 31, 2000 and 2001. At the date of the grant the market value of the Company’s Common Stock was $0.40 per share. Stock option grants were made to certain directors as follows:  Jerry G. Pogue 100,000 options, Robert L. Russell 60,000 options, Jack W. Gustavel 25,000 options and Roy G. Franklin 25,000. All options were fully vested and immediately exercisable. The exercise price of the options is $0.40 and the expiration date is September 28, 2007.

Board Committees

The Company does not have an audit or nominating committee. The compensation committee, which was appointed in 2003, is composed of Messrs. Franklin and Russell. The entire board performs the functions of the Audit and Nominating  Committees.

William R. Green, Roy B. Franklin, Robert L. Russell and Jerry G. Pogue, comprising the entire Board of Directors, performs the functions of the Audit Committee, recommends a firm of independent certified public accountants to audit the annual financial statements, discusses with the auditors and approves in advance the scope of the audit, reviews with the independent auditors their independence, the financial statements and their audit report, reviews management's administration of the system of internal accounting controls, and reviews the Company's procedures relating to business ethics. The Company does not currently have a written audit committee charter. Messrs Franklin, Russell and Pogue are deemed to be independent directors is that term is defined in Rule 4200(a)(14) of the NASD’s listing standards.

Audit Fees

The aggregate fees billed for professional services rendered for the audit of the Company’s annual financial statements for the most recent fiscal year and the review for the financial statements included in the Company’s Forms 10Q were $6,500.

Board Recommendation

The Board of Directors recommends a vote FOR each nominee to the Board of Directors.

3.

APPROVAL OF STOCK OPTION PLAN

At the Annual Meeting, Shareholders will be asked to approve the resolutions ratifying, approving, and confirming the Board of Directors' adoption of the Company's Stock Option Plan.

The adoption of the Stock Option Plan is intended to give the Company greater ability to attract, retain, and motivate its officers, key employees, directors and consultants; and is intended to provide the Company with the ability to provide incentives more directly linked to the success of the Company's business and increases in Shareholder value.

The Stock Option Plan is structured as so that both Incentive Stock Options qualified plan under the Internal Revenue Code and non qualified stock options may be issued.  The Plan is administered under the auspices of the Board of Directors.  It is intended, that to the extent possible, the exercise of Stock Options will be exempt from the operation of Section 16(b) of the Securities Exchange Act of 1934, as amended.

Options are exercisable for a maximum of ten (10) years.  Transferability is prohibited except for limited circumstances regarding the demise of an Optionee.

The maximum number of shares available for issue upon the exercise of all stock option plans adopted by the Company shall not exceed 1,200,000 shares.

The option exercise price for Incentive Stock Options may be no less than the fair market value on the date of grant of the Option, except that the exercise price for any ten percent (10%) shareholder must be 110% of the fair market value on the date of grant.  The option price for the Non-Qualified Stock Options is the lowest allowable price under applicable law.

A copy of the Stock Option Plan is attached hereto as Exhibit II, and incorporated herein by this reference.

Board Recommendation

The Board of Directors recommends a vote FOR the approval of the Stock Option Plan.

COMPLIANCE WITH SECTION 16(a)

OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who beneficially own more than ten percent (10%) of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission.  Officers, directors and greater than ten percent (10%) beneficial owners are required by Securities and Exchange Commission regulation to furnish the Company with copies of all Section 16(a) forms filed by them.

Based solely on its review of copies of such forms furnished to the Company, the Company believes that since the year ended December 31, 2002, Glenn M. Dobbs was delinquent complying with the 16(a) filing requirements as to four equity purchases of the Company’s Common Stock.

ADDITIONAL SHAREHOLDER INFORMATION

Shareholder Proposals for 2004 Annual Meeting

The Company will review shareholder proposals intended to be included in the Company’s proxy materials for the 2004 Annual Meeting of Shareholders which are received by the Company at its principal executive offices no later than June 8, 2004 (unless the date of the next annual meeting is changed by more than 30 days from the date of this year’s meeting, in which case the proposal must be received a reasonable time before the Company begins to print and mail its proxy materials).  Such proposals must be submitted in writing and should be sent to the attention of the Secretary of the Company.  The Company will comply with Rule 14a-8 of the Exchange Act with respect to any proposal that meets its requirements.

Annual Report

The Company's Annual Report to Shareholders is being mailed to all Shareholders with this Proxy Statement. The Annual Report is not part of the proxy solicitation materials for the Annual Meeting.  In addition, a Shareholder of record may obtain a copy of the Company’s Form 10-KSB for the fiscal year ended December 31, 2002 (the "Form 10-KSB"), without cost, upon written request to the Secretary of the Company at the following address: 950 W. Riverside Ave., Suite 311, Spokane, WA 99201.  The Company’s Form 10KSB may also be accessed at the SEC’s website at www.sec.gov.

Other Business

As of the date of this Proxy Statement, the Board of Directors is not aware of any matters that will be presented for action at the Annual Meeting other than those described above.  However, should other business properly be brought before the Annual Meeting, the proxies will be voted thereon in the discretion of the persons acting thereunder.

By Order of the Board of Directors

Glenn M. Dobbs, President